EXHIBIT 32.2
CERTIFICATION
REQUIRED BY RULE 13a-14(b) OR
RULE 15d–14(b) AND 18 U.S.C. SECTION 1350
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Roger D. Burks, as Chief Financial Officer of Superior Offshore International, Inc., (the “Company”), certify, pursuant to 18 U.S.C. §1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:
     (1) the accompanying Quarterly Report on Form 10-Q for the period ended June 30, 2007 (the “Report”), filed with the United States Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 17, 2007
/s/ Roger D. Burks
Roger D. Burks
Chief Financial Officer